Intangible Assets	12 Months Ended
Jan. 31, 2025
Intangible Assets
Intangible Assets

Note 9 - Intangible Assets

	January 31,	January 31,
	2025	2024
Cost
Customer agreements and relationships	354,049	299,524
Existing technology	466,832	403,944
Trade names	12,142	10,139
Non-compete covenants	16,483	14,911
	849,506	728,518
Accumulated amortization
Customer agreements and relationships	189,908	172,026
Existing technology	316,506	285,148
Trade names	8,889	8,227
Non-compete covenants	12,933	12,070
	528,236	477,471
Net	321,270	251,047

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. The change in intangible assets during the year ended January 31, 2025 is primarily due to the acquisitions of OCR, ASD, BoxTop, MCP and Sellercloud partially offset by amortization. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $321.3 million over the following periods: $71.2 million for 2026, $56.6 million for 2027, $49.4 million for 2028, $41.0 million for 2029, $29.3 million for 2030 and $73.8 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates and assumes no future adjustments to acquired intangible assets.